UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2021

GREEN ENVIROTECH HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54395	32-0218005
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

241 S. Lander Street, Suite 205

Seattle, WA 98134

(Address of Principal Executive Offices) (Zip Code)

425-922-0517

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Gary M De Laurentiis has been removed as CEO, Chairman of the Board and in any management and committee capacity to represent Green EnviroTech Holdings (GETH) for actions detrimental to the company. These actions are documented in detail in the board resolution dated 8/24/2021 includes as Exhibit 01.

The board has named Christopher Smith as the new Chairman of the Board.

SECTION 8 — OTHER EVENTS

Item 8.01 Other Events.

On July 30th, 2021, the assigned auditor for Green Envirotech Holding Corp officially resigned as the independent registered public accounting firm from all engagements with or for the Company Please note that the two announcements have no common connection.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Green EnviroTech Holdings Corp

By	/s/ Mark Gantar
Name:	Mark Gantar
Title:	President

Date: September 22, 2021

INDEX TO EXHIBITS

Exhibit No.	Description
01	Board Resolution Dated 8/24/2021